April 15, 2013

ADVANTAGE FUNDS, INC.
- DREYFUS STRUCTURED MIDCAP FUND

Supplement to Summary and Statutory Prospectus
 dated January 1, 2013

The following information supersedes and replaces the information contained in the section of the prospectus entitled “Fund Summary – Portfolio Management”:

The fund’s investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund’s sub-investment adviser. The fund is managed by the Active Equity Team of Mellon Capital, consisting of C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.The team has managed the fund since June 2011. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director of active equity strategies at Mellon Capital. Mr. Gala is a director and senior portfolio manager at Mellon Capital. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled “Fund Details – Management”:

The fund is managed by the Active Equity Team of Mellon Capital, consisting of C.Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund. The team has managed the fund since June 2011. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993. Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997. Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

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